                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]     Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive proxy statement
[ ]     Definitive additional materials
[ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       Virginia Capital Bancshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:
                N/A
--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transactions applies:
                N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
       0-11:
                N/A
--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
                N/A
--------------------------------------------------------------------------------
(5)    Total Fee paid:
                N/A
--------------------------------------------------------------------------------
[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
                N/A
--------------------------------------------------------------------------------
(2)    Form, schedule or registration statement no.:
                N/A
--------------------------------------------------------------------------------
(3)    Filing party:
                N/A
--------------------------------------------------------------------------------
(4)    Date filed:
                N/A
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

                                 March 3, 2000



Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Virginia Capital Bancshares, Inc. The meeting will be held at the Central Park Hotel, (formally the Sheraton Inn) 2801 Plank Road (I-95 and Route 3), Fredericksburg, Virginia on Friday, April 7, 2000 at 10:00 a.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                              Sincerely,

                                              /s/ Samuel C. Harding, Jr.

                                              Samuel C. Harding, Jr.
                                              President

                       VIRGINIA CAPITAL BANCSHARES, INC.
                               400 George Street
                        Fredericksburg, Virginia 22404
                                (540) 899-5500

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 7, 2000

--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Virginia Capital Bancshares, Inc. (the "Company") will be held at the Central Park Hotel, (formally the Sheraton Inn) 2801 Plank Road (I-95 and Route 3), Fredericksburg, Virginia on Friday, April 7, 2000 at 10:00 a.m., local time, for the following purposes:

     1.   To elect three directors to serve for a term of three years;

     2. To ratify certain amendments to the Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan;

     3. To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2000; and

     4. To transact any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Stockholders of record at the close of business on February 18, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Peggy J. Newman

                                          Peggy J. Newman
                                          Corporate Secretary


Fredericksburg, Virginia
March 3, 2000


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                                PROXY STATEMENT
                                      OF
                       VIRGINIA CAPITAL BANCSHARES, INC.

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                 April 7, 2000

--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Virginia Capital Bancshares, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Fredericksburg Savings Bank ("Fredericksburg Savings" or the "Bank"). The annual meeting will be held at the Central Park Hotel, (formally the Sheraton Inn) 2801 Plank Road (I-95 and Route 3), Fredericksburg, Virginia on Friday, April 7, 2000 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about March 3, 2000.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on February 18, 2000. As of the close of business on that date, a total of 10,448,560 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Articles of Incorporation, in no event shall any record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, be entitled to any vote in respect of the shares held in excess of the 10% limit.

Vote Required

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. Directors are elected by a plurality of the votes cast for the election of directors. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the Amended and Restated Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan (the "Incentive Plan") and the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. These matters will be decided by the affirmative vote of a majority of the votes cast on each matter. Shares underlying broker non-votes, shares held in excess of the 10% limit and abstentions will not be counted as votes cast and will have no effect on the voting.

Voting by Proxy

     This proxy statement is being sent to you by the Company's Board of Directors for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees, "FOR" ratification of certain amendments to the Incentive Plan and "FOR" ratification of KPMG LLP as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement.

     The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting and will be paid a fee of $3,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

--------------------------------------------------------------------------------

                                STOCK OWNERSHIP

--------------------------------------------------------------------------------

     The following table provides information as of February 18, 2000 with respect to persons believed by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                      Name and Address of             Number        Percent of
Title of Class          Beneficial Owner             of Shares         Class
-----------------  ---------------------------       ---------      -----------

Common Stock       Fredericksburg Savings Bank       912,384(1)        8.73%
                   Employee Stock Ownership Plan
                   and Trust
                   400 George Street
                   Fredericksburg, Virginia 22404


Common Stock       Fredericksburg Savings            819,800(2)        7.85%
                   Charitable Foundation (the
                   "Foundation")
                   400 George Street
                   Fredericksburg, Virginia 22404


Common Stock       Wallace P. Weitz & Company        555,000(3)        5.31%
                   1125 South 103rd Street
                   Suite 600
                   Omaha, Nebraska 68124-6008

-------------------------
(1) Under the terms of the employee stock ownership plan, the employee stock ownership plan Trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions from participants. As of February 18, 2000, 57,024 shares have been allocated to participants' accounts and 855,360 shares remain unallocated. The trustee of the employee stock ownership plan is First Bankers Trust Company.
(2) The Foundation was established and funded in connection with the Bank's conversion to stock form on December 23, 1998. Pursuant to the terms of the contribution of common stock, as mandated by the Office of Thrift Supervision, all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.
(3)  Based on information in a Schedule 13G filed on February 4, 2000.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of February 18, 2000. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                       Number of Shares
                                                Number of                That May Be
                                                  Shares                Acquired Within          Percent of
                                                   Owned                   60 Days By            Common Stock
Name                                       (excluding options)(1)      Exercising Options       Outstanding (2)
---------------------------------------    ----------------------      ------------------    ----------------------
William M. Anderson, Jr...............            19,651                      --                      *%
O'Conor Ashby.........................            29,551                      --                      *
Ronald G. Beck........................            50,135                      --                      *
Ernest N. Donahoe, Jr. ...............            29,745                      --                      *
Samuel C. Harding, Jr. ...............           145,678(3)                   --                   1.39
DuVal Q. Hicks, Jr. ..................            49,551                      --                      *
H. Smith McKann ......................            49,551                      --                      *
Peggy J. Newman ......................           145,182                      --                   1.39
Charles S. Rowe ......................            50,135                      --                      *

All Executive Officers and Directors
   as a Group (9 persons).............           569,179                      --                   5.45%

-------------
* Less than 1% of shares outstanding
(1) Includes 19,551, 19,551, 19,551, 19,551, 114,048, 19,551, 19,551,
    114,048 and 19,551 unvested shares of restricted stock held by Dr. Anderson, Messrs. Ashby, Beck, Donahoe, Harding, Hicks and McKann, Ms. Newman and Mr. Rowe, respectively, under the Incentive Plan which will vest in equal annual installments until July 1, 2004.
(2) Based on 10,448,560 shares of Company common stock outstanding and entitled to vote as of February 18, 2000.
(3) Includes 8,542 shares owned by Mr. Harding's spouse, 800 shares owned by Mr. Harding's daughter and 1,476 owned by Mr. Harding's spouse's individual retirement account.


--------------------------------------------------------------------------------

                      PROPOSAL 1.  ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

     The Company's Board of Directors consists of nine members and is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are O'Conor Ashby, Samuel C. Harding, Jr. and Charles S. Rowe, each of whom is a director of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of all of the nominees.

     The following table sets forth certain information regarding the nominees for election at the meeting, as well as information regarding those directors continuing in office after the meeting.

                                                                     Year First
                                                                      Elected              Term to
                                                   Age (1)           Director (2)           Expire
                                                  ----------       ---------------        -----------
BOARD NOMINEES

O'Conor Ashby................................        52                 1992                 2003
Samuel C. Harding, Jr. ......................        58                 1987                 2003
Charles S. Rowe .............................        74                 1956                 2003

DIRECTORS CONTINUING IN OFFICE

DuVal Q. Hicks, Jr. .........................        79                 1958                 2001
H. Smith McKann .............................        85                 1955                 2001
Peggy J. Newman .............................        59                 1988                 2001
William M. Anderson, Jr. ....................        58                 1988                 2002
Ronald G. Beck ..............................        64                 1988                 2002
Ernest N. Donahoe, Jr. ......................        63                 1982                 2002

______________
(1)  As of February 18, 2000.
(2) Includes prior service on the Board of Directors of the Bank. Each member of the Board of Directors also serves as a director of the Bank.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

Board Nominees

     O'Conor Ashby is a partner in the law firm of Willis & Ashby. He has been a partner with that firm since 1975. Mr. Ashby is currently on the Board of Directors of Medicorp Services, Inc.

     Samuel C. Harding, Jr. serves as President of the Company and the Bank. Mr. Harding has served as President of the Company since 1998 and President of the Bank since 1992.

     Charles S. Rowe is a retired Editor and co-publisher of the Free Lance-Star, Fredericksburg, Virginia and a former director of the Associated Press.

Directors Continuing in Office

     DuVal Q. Hicks, Jr. is a retired attorney, formerly with Hicks, Baker and Peterson.

     H. Smith McKann is the President and owner of General Products Company, Fredericksburg, Virginia. Mr. McKann serves as Chairman of the Board of the Company and the Bank.

     Peggy J. Newman serves as Executive Vice President, Secretary and Treasurer of the Company and the Bank. Ms. Newman has served in these positions with the Company since 1998 and with the Bank since 1992.

     Dr. William M. Anderson, Jr. is currently the President of Mary Washington College, Fredericksburg, Virginia, and has served in that position since 1982.

     Ronald G. Beck is the President of Clayborne C. Beck & Sons, Inc., Fredericksburg, Virginia, which sells furniture grade lumber worldwide. Mr. Beck serves as Vice Chairman of the Board of the Company and the Bank.

     Ernest N. Donahoe, Jr. is an engineer and has been a partner with Sullivan, Donahoe & Ingalls, P.C. since 1968.

Meetings and Committees of the Board of Directors

     The Company conducts its business through meetings of its Board of Directors and its committees. During the fiscal year ended December 31, 1999, the Board of Directors held 25 meetings. No director attended fewer than 75% of the total meetings of the Board and committees on which such person served during this period.

     Audit Committee. The Audit Committee consists of Messrs. Ashby and Rowe and Dr. Anderson. This committee reviews audit reports and management's actions regarding the implementation of audit findings and compliance with all relevant laws and regulations. The Audit Committee also reviews the activities of the Company's independent auditors. The Audit Committee met two times in 1999.

     Nominating Committee. The Company's Nominating Committee for the annual meeting consists of Messrs. Beck and Donahoe and Dr. Anderson. The committee selects the nominees for election as directors. The Nominating Committee met on January 27, 2000. The Company's Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws. See "Stockholder Proposals."

     Compensation Committee. The Compensation Committee of the Company consists of Messrs. Beck, Donahoe and Hicks. The committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and meets on an as needed basis. The Compensation Committee of the Company met three times in 1999.

Directors' Compensation

     Directors' Fees. All directors of the Bank receive a monthly fee of $2,000 for the two regularly scheduled monthly meetings attended. Additionally, Messrs. Beck and Donahoe receive $400 per month for Loan Committee meetings attended. Directors do not receive any fees or retainer for serving on the Company's Board of Directors.

     Incentive Plan. Under the Incentive Plan, which was adopted by the Company's stockholders on June 25, 1999, each member of the Board of Directors of the Company who is not an officer or employee of the Company or the Bank received non-statutory stock options to purchase 48,878 shares of the common stock at an exercise price of $15.3125, the fair market value of the common stock on June 29, 1999, the date the option was granted, and restricted stock awards for 19,551 shares (collectively "Directors' Awards"). The Directors' Awards initially granted under the Incentive Plan vest equally over a five-year period. The first 20% will vest on July 1, 2000. The Board of Directors has amended the Incentive Plan to provide for acceleration of vesting of the Directors' Awards upon a change in control of the Company or the Bank and has provided a committee of the Board of Directors with additional authority, in its discretion, to accelerate the Directors' Awards upon a director's retirement. See Proposal 2 for more information.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the President and all other executive officers of the Company and the Bank who received salary and bonus of $100,000 or more during the year ended December 31, 1999 ("Named Executive Officers").


                                                                                            Long-Term Compensation
                                                                                         ---------------------------
                                                      Annual Compensation                          Awards
                                            ------------------------------------------   ---------------------------
                                                                            Other                        Securities
                                                                            Annual        Restricted     Underlying      All Other
                                                                         Compensation    Stock Awards   Options/SARs    Compensation
Name and Principal Positions         Year    Salary($)(1)     Bonus($)       ($)(2)          ($)(3)         (#)(4)          ($)(5)
------------------------------      ------   ------------   -----------  -------------   ------------   ------------    ------------

Samuel C. Harding, Jr.               1999     $220,025         $  --          $--          $1,746,360      285,120         $88,484
  President (principal executive
     officer)                        1998      218,775        25,000           --              --             --            52,338
                                     1997      204,800        20,000           --              --             --            33,109

Peggy J. Newman                      1999     $214,775         $  --          $--          $1,746,360      285,120         $86,572
   Executive Vice President,
     Secretary and Treasurer         1998      213,525        25,000           --              --             --            59,404
    (principal financial officer)    1997      199,800        20,000           --              --             --            37,884

-------------------------
(1) Salary in 1999 includes directors' fees of $24,000 and $24,000 for Mr. Harding and Ms. Newman, respectively.
(2) Does not include the aggregate amount of perquisites and other personal benefits, which did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any of the Named Executive Officers.
(3) Includes 114,048 and 114,048 shares of restricted stock granted to Mr. Harding and Ms. Newman, respectively, under the Incentive Plan. The dollar amounts set forth in the table are based on the closing price of $15.3125 on the date of the grant of the shares. The restricted stock awards vest in five equal annual installments commencing on July 1, 2000. When shares become vested and are distributed from the trust in which they are held, the recipients will also receive an amount equal to unaccumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. Based on the closing price of $16.125 on December 31, 1999, the market values of the shares subject to the restricted stock awards held by Mr. Harding and Ms. Newman were $1,839,024 and $1,839,024, respectively.
(4) Includes stock options granted pursuant to the Incentive Plan during 1999. See "Option Grants in Last Fiscal Year" table for discussion of options granted under the Incentive Plan.
(5) All other compensation in 1999 includes matching contributions of $4,497 and $4,497 to the accounts of Mr. Harding and Ms. Newman, respectively, under the Bank's 401(k) Plan. Also includes $54,180 and $54,180, representing the value of the 3,360 and 3,360 shares of common stock allocated, pursuant to the employee stock ownership plan, to the accounts of Mr. Harding and Ms. Newman, respectively, based on the closing price of $16.125 on December 31, 1999. Also includes employer contributions of $29,807 and $27,895 credited under the Bank's supplemental executive retirement plan for Mr. Harding and Ms. Newman, respectively.



            Employment Agreements. The Bank and the Company entered into employment agreements with Mr. Harding and Ms. Newman (individually, the "Executive") effective December 23, 1998. The employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of both Mr. Harding and Ms. Newman.

     The employment agreements provide for a three-year term for each Executive. The Bank employment agreements provide that, commencing on the first anniversary date of the agreement and continuing each anniversary date thereafter, the Board of Directors of the Bank may extend each of the agreements for an additional year so that the remaining term shall be three years unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The Bank and the Company employment agreements provide that the Executive's base salary will be reviewed annually. The base salaries currently effective for such employment agreements for Mr. Harding and Ms. Newman are be $220,025 and $214,775, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing certain fringe benefits available to similarly situated executive personnel. The employment agreements provide for termination by the Bank or the Company for cause (as described in the agreements) at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon (i) the failure to re-elect the Executive to his/her current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the employment agreements by the Bank or the Company; the Executive or, in the event of death, the Executive's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to the Executive during the remaining term of the employment agreements. In addition, the Executive would receive a payment attributable to the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the employment agreements, together with the value of certain stock-based incentives previously awarded to the Executive. The Bank and the Company would also continue to pay for the Executive's life and disability coverage for the remaining term of the employment agreement, as well as provide medical and hospitalization coverage until the Executive at least attains eligible Medicare age. The employment agreements restrict each Executive's right to compete against the Bank or the Company for a period of one year from the date of termination of the agreement if his or her employment is terminated without cause, except if termination follows a change in control.

     Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary would be entitled to a severance payment generally equal to the greater of: (i) the payments due for the remaining terms of the agreement, including the value of certain stock-based incentives previously awarded to the Executive; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months (except medical and hospitalization would be provided at least until the Executive attains eligible Medicare age). Notwithstanding that both employment agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. In the event of a change in control of the Bank or the Company, the total amount of payments due under the Agreements, based solely on the base salaries paid to Mr. Harding and Ms. Newman in fiscal 1999, reflected in the Summary Compensation Table in this Proxy Statement, and excluding bonus amounts, any benefits under any employee benefit plan which may be payable and other amounts that would be payable under the employment agreements, would equal approximately $1.16 million.

     Payments to the Executive under the Bank employment agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company employment agreements would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Virginia law, respectively.

     Pension Plan. The Bank formerly maintained a tax-qualified defined benefit pension plan for its employees (the "Pension Plan"). After reviewing the overall cost of employee benefits, including the cost of new benefits that were put in place in connection with the Bank's conversion from mutual to stock form, the Board made a decision to terminate the Pension Plan in 1999.

     A participant's accrued benefit under the Pension Plan is actuarially determined based on his or her years of service with the Bank and his or her average monthly compensation (as described in the Pension Plan), including average monthly compensation in excess of an integration to the Social Security Taxable Wage Base. As of December 31, 1999, Mr. Harding and Ms. Newman had completed 27 and 34 years of service, respectively, resulting in annual pension benefits for Mr. Harding and Ms. Newman of $86,841 and $93,372, respectively, payable on an actuarially equivalent basis in accordance with the participant's election.

     Supplemental Executive Retirement Plan. The Bank has implemented a non-qualified deferred compensation arrangement known as a supplemental executive retirement plan. The supplemental executive retirement plan will generally provide benefits to eligible individuals (designated by the Board of Directors of the Bank or its affiliates) that cannot be provided under the Pension Plan, 401(k) Plan and/or employee stock ownership plan as a result of the limitations imposed by the Internal Revenue Code ("Code"), but that would have been provided under the Pension Plan (prior to its termination), 401(k) Plan and/or employee stock ownership plan but for such limitations. In addition to providing for benefits lost under tax-qualified plans as a result of limitations imposed by the Code, the supplemental executive retirement plan will also make up lost employee stock ownership plan benefits to designated individuals in connection with a change in control prior to the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon a change in control of the Bank or the Company prior to complete repayment of the employee stock ownership plan loan, this provision of the supplemental executive retirement plan provides the covered individual with a benefit equal to what the individual would have received under the employee stock ownership plan and the supplemental executive retirement plan had he remained employed throughout the scheduled term of the employee stock ownership plan loan less the benefits actually provided under the employee stock ownership plan on behalf of such individual. An individual's benefits under the supplemental executive retirement plan will generally become payable upon the participant's retirement (in accordance with the standard retirement policies of the Bank), upon the change in control of the Bank or the Company or as determined under the applicable tax-qualified retirement plans sponsored by the Bank.

     Management Security Plan. Since 1986, the Bank had sponsored a non-tax qualified deferred compensation arrangement for approximately ten employees, including Mr. Harding and Ms. Newman, known as the Fredericksburg Savings and Loan Association, F.A. Management Security Plan (the "Management Security Plan"). On October 26, 1999, after review of the cost of all of the Bank's employee benefit plans and in light of the employee benefit plans implemented in connection with the Bank's conversion, the Board of Directors approved the termination of the Management Security Plan. After the termination of the Management Security Plan, each vested participant became eligible to receive a distribution of their accrued benefits, with credit for service generally provided through December 31, 1999. Those who received distributions were paid on an actuarially equivalent basis. The early termination of the Management Security Plan reduced future accruals, and accordingly the Bank's financial obligations under the Plan.

     The Management Security Plan generally provided a payment to each covered individual upon his or her death, disability, retirement, termination of employment after five or more years of service or change in control. Benefits under the Management Security Plan are based on a flat dollar amount (specified for each individual in a separate "Benefit Agreement") multiplied by the individual's years of service with the Bank. Participants become fully vested in benefits under the Management Security Plan after the completion of five years of service with the Bank. The annual benefits for Mr. Harding and Ms. Newman, for their respective life spans, are $3,685 and $4,000, respectively, multiplied by each individual's respective years of service with the Bank. As of December 31, 1999, Mr. Harding and Ms. Newman had completed 27 and 34 years of service, respectively, resulting in annual benefits for Mr. Harding and Ms. Newman of $99,495 and $136,000, respectively.


Incentive Plan

     The Company's stockholders adopted the Incentive Plan on June 25, 1999. The Incentive Plan provides discretionary awards of options to purchase common stock and awards of common stock (collectively, "Awards") to officers, directors and employees as determined by a committee of the Board of Directors. The following table lists all grants of options under the Incentive Plan to the Named Executive Officers for 1999 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                                                       Option Grants in Last Fiscal Year

                                 ---------------------------------------------------------------------------
                                                               Individual Grants

                                      Number of            % of Total
                                     Securities             Options
                                     Underlying            Granted to         Exercise or
                                   Options Granted        Employees in         Base Price       Expiration      Grant Date Present
Name                                   (1)(2)            Fiscal Year (3)       Per Share         Date (4)             Value (5)
--------                         ------------------    ------------------   ---------------    ------------     -------------------
Samuel C. Harding, Jr.                285,120                35.7%               $15.3125         7/1/09              $915,235
Peggy J. Newman                       285,120                35.7                 15.3125         7/1/09              $915,235

---------------------------------------
(1) Options granted under the Incentive Plan become exercisable in five equal annual installments commencing on July 1, 2000, provided, however, options will be immediately exercisable in the event the optionees terminate employment due to death or disability.
(2)  The purchase price may be made in whole or in part in cash or common stock.
(3)  Includes options granted to officers and employees.
(4)  The option term is ten years.
(5) The estimated fair value of the options granted during fiscal year 1999 have been calculated using the Black-Scholes option pricing model, based on the following assumptions: estimated time until exercise of 5 years; a risk-free interest rate of 5.73%, representing the interest rate of the Constant Maturity Treasury Bill index as of July 1, 1999 with a maturity corresponding to the estimated time until exercise; a volatility rate of 13.78%; and a dividend yield of 2.62%. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." The actual values of the options will depend on the future market prices of the Company's common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, that an optionee will recognize upon exercise of an option will depend on the difference between the market value of the common stock on the date the option is exercised and the applicable exercise price.

     The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Named Executive Officers as of December 31, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the common stock.

                                       Number of Securities
                                      Underlying Unexercised                             Value of Unexercised
                                         Options at Fiscal                               In-the-Money Options
                                           Year-End(#)(1)                              at Fiscal Year-End($)(2)
                             -----------------------------------------         -----------------------------------------
Name                            Exercisable          Unexercisable                Exercisable           Unexercisable
----------                   ----------------     --------------------         ------------------      -----------------
Samuel C. Harding, Jr.              --                 285,120                        --                  $231,660
Peggy J. Newman                     --                 285,120                        --                  $231,660

------------------------
(1)  The options in this table have an exercise price of $15.3125 per share.
(2)  The price of the common stock on December 31, 1999 was $16.125 per share.


Report of the Compensation Committee

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's President and certain other executive officers of the Company for the fiscal year ended December 31, 1999. The disclosure requirements for the President and other executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     General Policy. The Compensation Committee has the responsibility to recommend to the Board of Directors the amount and composition of compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and act on its recommendations. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if it deems appropriate.

     The Compensation Committee's goal is to utilize whatever means it considers necessary to obtain adequate and up-to-date information upon which to base its recommendations to the Board of Directors. The process which the Compensation Committee utilized for 1999 included engaging an independent consultant and reviewing the results of various compensation surveys as well as assessing the performance of the President and other executive officers of the Bank.

     In preparing its analysis with respect to comparative compensation data, the Compensation Committee considers characteristics of peer institutions such as asset size, earnings, corporate structure and geographic location. With respect to analyzing comparative data for individual executive officers at peer institutions, the Compensation Committee considers the scope and similarity of officer positions, experience and the complexity of individual officer responsibilities.

     Compensation Committee Considerations for 1999. Compensation for executive officers is generally composed of salary, bonus, participation in various employee benefit plans, such as the employee stock ownership plan and the 401(k) plan. Executive officers may also participate in a supplemental executive retirement plan, covering benefits under the employee stock ownership plan and 401(k) plan, generally sponsored by the Bank upon designation by the Board of Directors. The benefits provided under the employee stock ownership plan, 401(k) plan, and the related supplemental executive retirement plan are determined generally based on the executive's compensation.

     This year, the Bank engaged an independent consultant, and reviewed various compensation surveys, particularly that of the Virginia Bankers Association. After utilizing the findings of the consultant and considering information in the surveys, together with the performance of the Bank and the executive officers, the Compensation Committee recommended to the Board of Directors that salary levels for Named Executive Officers increase slightly, that no bonus payments be made and that stock awards and stock options be granted. The Board of Directors approved the recommendation of the Compensation Committee.

     Long Term Incentive Compensation. The Company maintains the Incentive Plan under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Board believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders. Following the approval of the Incentive Plan by stockholders on June 25, 1999, all executive officers received grants and awards of common stock and options to purchase common stock which vest in five equal installments beginning on July 1, 2000. The Board granted awards to executive officers after considering recommendations made by an independent compensation consultant. The exercise price of options granted was the market value of the common stock on the date of pricing of the grants. The value of this component of compensation increases as the common stock of the Company appreciates in value.

     Compensation of the President. After taking into consideration the factors discussed above, including the findings of the consultant, the compensation surveys and the overall qualitative performance of the President in managing the Company and the Bank, the Compensation Committee also recommended to the Board of Directors that the President's level of salary increase slightly, that no bonus payments be made and that stock awards and stock options be granted. The Board of Directors approved the recommendations made by the Compensation Committee regarding the President's compensation.

             The Compensation Committee of the Board of Directors
                                of the Company

                                Ronald G. Beck
                            Ernest N. Donahoe, Jr.
                              DuVal Q. Hicks, Jr.



Compensation Committee Interlocks and Insider Participation

     No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the

Company or the Bank. No executive officer of the Company or the Bank serves as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves as a director of the Company or the Bank.

     The Compensation Committee of the Board of Directors of the Company and the Bank consist of the above mentioned individuals.

--------------------------------------------------------------------------------

                            STOCK PERFORMANCE GRAPH

--------------------------------------------------------------------------------

     The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the Nasdaq National Market and the SNL Thrift Index. Total return assumes the reinvestment of all dividends. The base amount for the Company's common stock is $12.6875 per share, which was the closing price on the initial day of trading on December 23, 1998. The initial offering price for the Company's common stock was $10.00 per share.


[GRAPH]





                                                                      Period Ending
                                           -----------------------------------------------------------------
                                            12/23/98      3/31/99      6/30/99       9/30/99      12/31/99
                                           -----------   -----------  -----------   ----------   -----------
Virginia Capital Bancshares, Inc. .......    $100.00       100.27       121.98       119.75        130.68
Nasdaq National Market ..................     100.00       112.90       123.53       126.34        182.34
SNL Thrift Index ........................     100.00       104.99       103.74        91.35         85.17

--------------------------------------------------------------------------------

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 1999, except that one report containing one transaction made by Dr. Anderson was not filed on a timely basis on Form 4. This transaction was subsequently reported. In addition, stock awards and stock options granted pursuant to the Incentive Plan to Dr. Anderson, Messrs. Ashby, Beck, Donahoe, Harding, Hicks, McKann and Rowe and Ms. Newman were reported on Forms 5 on February 23, 2000.

--------------------------------------------------------------------------------

                         TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1999, the Bank had $498,289 of loans to executive officers or directors. All of the Bank's loans to executive officers and directors were made by the Bank in the ordinary course of business with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features. Loans made to a Director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

Other Transactions With Affiliates

     The Bank utilizes the services of the law firm of Willis & Ashby, of which Mr. Ashby, a director of the Bank and the Company, is a member, for a variety of legal work relating to the ordinary course of the Bank's business. For the year ended December 31, 1999, the fees paid by the Bank to Willis & Ashby did not exceed five percent of the law firm's gross revenues.

--------------------------------------------------------------------------------

              PROPOSAL 2.  RATIFICATION OF THE AMENDMENTS TO THE
       VIRGINIA CAPITAL BANCSHARES, INC. 1999 STOCK-BASED INCENTIVE PLAN

--------------------------------------------------------------------------------

     The Board of Directors of the Company is presenting certain amendments to the Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan to stockholders for ratification. Stockholders originally approved the Incentive Plan on June 25, 1999. The Board of Directors of the Company approved the amendments to the Incentive Plan on February 8, 2000. The Incentive Plan was amended primarily in two respects. First, the amendments provide for accelerated vesting of outstanding restricted stock awards and stock options upon a change in control of the Bank or the Company. For purposes of the Incentive Plan, a "change in control" of the Bank or the Company means an event or circumstance that results in a substantial change in ownership or control of the Bank or the Company. In the most typical circumstance, a change in control of the Bank or the Company will result from an acquisition or merger of the Bank or the Company with another entity in which the Bank or the Company is not the surviving entity. Other circumstances involving a change in control may result from a sale of substantially all the assets of the Bank or the Company, a change in the composition of the Board of Directors following a contested election of Board members or an offer by a third party to purchase in excess of 20% of the Company's outstanding stock. Second, the amendments provide the committee administering the Incentive Plan with the additional authority, in its discretion, to accelerate the vesting of some or all stock awards and stock options upon a participant's retirement. Finally, various technical amendments have been made to eliminate provisions of the Incentive Plan that are no longer required and to eliminate various regulatory restrictions that previously applied to the Incentive Plan. The amendments to the Incentive Plan do not increase the number of shares available for grant under the Incentive Plan, change the eligibility requirements for participation in the Incentive Plan, or otherwise alter the type of grants or existing grants that have been made to the participants of the Incentive Plan. The following is a summary of all material terms of the Incentive Plan. Nevertheless, shareholders are urged to read carefully the Incentive Plan which is attached hereto as Appendix A.

General

     The Incentive Plan authorizes the granting of options to purchase common stock and awards of common stock (collectively, "Awards"). Subject to certain adjustments to the Awards, as specified in Section 14 of the Incentive Plan, to prevent dilution, diminution or enlargement of the rights of the participant, the maximum number of shares available for Awards under the Incentive Plan is 1,596,672 shares. The maximum number of shares authorized for issuance pursuant to the exercise of stock options which may be granted under the Incentive Plan is 1,140,480 shares. The maximum number of shares authorized for awards of common stock is 456,192 shares. All officers, other employees and non-employee directors of the Company and its affiliates are eligible to receive Awards under the Incentive Plan. The Incentive Plan is administered by a committee appointed by the Board of Directors (the "Committee"). Subject to the terms of the Incentive Plan, the Committee interprets the plan and is authorized to make decisions and determinations thereunder. The Committee also determines to whom Awards will be granted, the type and amount of Awards that will be granted and the terms and conditions applicable to such Awards. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. Any shares subject to an option that expires or otherwise terminates unexercised will again be available for issuance under the Incentive Plan.

     The Incentive Plan authorizes the grant of awards in the form of: (i) options to purchase the Company's common stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford certain tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options" or "NSOs"; and (iii) restricted stock awards, which provide a grant of common stock that may vest over time.

Stock Options

     The Committee has the discretion to award Incentive Stock Options or Non-Statutory Stock Options to employees, while only Non-Statutory Stock Options may be awarded to non-employee directors. Pursuant to the Incentive Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of the grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of the grant. The exercise price may be paid in cash or in common stock at the discretion of the Committee. See "Payment Alternatives" and "Method of Option Exercise."

     Termination of Employment or Service. Unless otherwise determined by the Committee, upon termination of an Incentive Plan participant's services for any reason other than death or disability, retirement, or termination for cause, all then exercisable stock options remain exercisable for a period of three months following termination and all unexercisable stock options are cancelled. In the event of the death or disability of a participant, all unexercisable stock options held by the participant become fully exercisable and remain exercisable for up to one year following termination of employment or service. In the event of termination for cause, all exercisable and unexercisable stock options held by a participant are cancelled. Unless otherwise determined by the Committee, in the event of a participant's retirement, the participant may exercise only those stock options that were immediately exercisable as of his or her retirement date and only for a period of one year after such termination of employment or service. The Incentive Plan, as amended, now provides the Committee with various options which include the authority to, upon a participant's retirement, determine that all unexercisable stock options shall continue to vest or become exercisable in accordance with their original terms, if the participant is immediately engaged by the Bank or the Company after retirement as a consultant, advisor or director; or upon a participant's retirement immediately accelerate the vesting of a participant's stock options.

     Acceleration of Vesting Upon a Change in Control. As amended, the Incentive Plan now provides that in the event of a change in control of the Bank or the Company, stock options will become fully vested and shall be exercisable for the term of the stock option regardless of the optionee's termination of employment or service; provided, however, that Incentive Stock Options not exercised within three (3) months of an Incentive Plan participant's termination of employment shall not be eligible for incentive treatment for tax purposes.



Stock Awards

     Stock Awards. The Incentive Plan also authorizes the granting of stock awards to employees and directors. The committee has the authority to determine the amounts of stock awards granted to any individual and the dates on which stock awards granted will vest or any other conditions which must be satisfied prior to vesting.

     When stock awards are distributed (i.e., vest) in accordance with the Incentive Plan, the recipients will receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Before vesting, recipients of stock awards may direct the voting of shares of common stock granted to them and held in the Incentive Plan Trust. Shares of common stock held by the Incentive Plan Trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of stock awards.

     The Committee has the power, under the Incentive Plan, to permit transfers. When stock awards are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of stock awards may direct the voting of shares of common stock granted to them and held in the trust. Shares of common stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of stock awards.

     Termination of Employment or Service. Unless otherwise determined by the Committee, upon termination of a stock award recipient's services for any reason other than death or disability, retirement, or termination for cause, all rights in the recipient's unvested stock awards shall be cancelled. In the event of the death or disability of the stock award recipient, all unvested stock awards held by such individual will become fully vested. In the event of termination for cause, all unvested stock awards held by an Incentive Plan participant shall be cancelled. In the event of retirement of a stock award recipient, any stock awards in which the recipient has not vested as of his retirement date shall be forfeited. The Incentive Plan provides the Committee the authority to, upon the stock award recipient's retirement, determine that all unvested stock awards shall continue to vest in accordance with their original terms, if the stock award recipient is immediately engaged by the Bank or the Company after retirement as a consultant, advisor or director.

     Acceleration Upon a Change in Control. As amended, the Incentive Plan now provides that all stock awards immediately vest in the event of a change in control, regardless of termination of employment or service.

Tax Treatment

     The following brief description of the tax consequences of stock option grants and restricted stock awards under the Incentive Plan is based on federal income tax laws currently in effect and does not purport to be a complete discussion of the federal income tax consequences.

     Stock Options. An optionee will generally not recognize taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the stock option and two years after the date of grant of the stock option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share stock option exercise price and the fair market value of the common stock is recognized as income taxable at long-term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming those holding periods are met. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition") the optionee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the Stock upon exercise and the exercise price or (ii) the excess of the amount realized upon the disposition and the exercise price. In the case of the exercise of a Non-Statutory Stock Option, an optionee will recognize ordinary income in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the common stock on the date of exercise. In the event that a Non-Statutory Stock Option is exercised during a period that would subject the optionee to liability under Section 16(b) of the Exchange Act (i.e., within six months of the date of grant), the optionee will not be deemed to have recognized income until such period of liability has expired, unless the optionee makes an election under Section 83(b) of the Code. The amount of any ordinary income recognized by an optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

     Restricted Stock Awards.   A participant who has been awarded restricted
stock under the Incentive Plan and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

     A recipient of a restricted stock award who makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Payment Alternatives

     The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of common stock tendered in payment of an obligation arising under the Incentive Plan or applied to any tax withholding amounts shall be valued at the fair market value of the common stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of common stock to satisfy its obligations under the Incentive Plan.

Method of Option Exercise

     The Committee has the sole discretion to determine the form of payment for the exercise of a stock option, including payment of cash, stock or other property, by surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired to pay the purchase price, or through some combination of these methods. The Committee may indicate acceptable forms in each optionee's award agreement covering such options or may reserve its decision to the time of exercise. No stock option is to be considered exercised until payment in full is accepted by the Committee.

Amendment

     The Board of Directors may generally amend the Incentive Plan in any respect, at any time, subject to certain prohibitions established by law or the terms of the Incentive Plan itself.

Non-transferability

     An award of stock options or restricted stock under the Incentive Plan shall not be transferable by a participant other than by will or the laws of intestate succession or pursuant to a domestic relations order. With consent of the Committee, a participant may permit transferability or assignment of a Non-Statutory

Stock Option or stock award for valid estate planning purposes as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate, beneficiary of any stock option or stock award which the participant would then be entitled, in the event of the death of the employee.

Adjustments

     In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Company may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Award holder. All Awards under the Incentive Plan shall be binding upon any successors or assigns of the Company.

Stockholder Vote

     Stockholders are being requested to ratify all amendments to the Incentive Plan. If stockholders fail to ratify Proposal 2, the Incentive Plan, in the form attached hereto, will remain in full force and effect at the discretion of the Company's Board of Directors. The affirmative vote of a majority of the shares present at the Annual Meeting and eligible to be cast on this proposal is required to ratify the amendments to the Incentive Plan.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the ratification of the amendments to the Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE AMENDMENTS TO THE VIRGINIA CAPITAL BANCSHARES, INC. 1999 STOCK-BASED INCENTIVE PLAN.

--------------------------------------------------------------------------------
               PROPOSAL 3.  RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors has appointed KPMG LLP to be its auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     Cherry, Bekaert & Holland, L.L.P. ("Cherry Bekaert") was previously the principal accountants for the Company since being organized by the Bank in connection with the Bank's conversion from mutual to stock form, which was consummated on December 23, 1998. On March 23, 1999, that firm's appointment as
principal accountants was terminated by the Company.   The decision to change
accountants was approved by the Board of Directors.   In connection with the
audits of the two fiscal years ended December 31, 1998 and 1997 and the subsequent period through March 23, 1999, there were no disagreements with Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinion. In addition, such financial statements contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. On March 23, 1999, the Company engaged KPMG LLP as the Company's principal accountants.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

     The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on March 3, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-K for the fiscal year ended December 31, 1999, to be filed with the Securities and Exchange Commission, will be furnished without charge to stockholders of record as of the close of business on February 18, 2000 upon written request to Peggy J. Newman, Corporate Secretary, Virginia Capital Bancshares, Inc., 400 George Street, Fredericksburg, Virginia 22404.


--------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 3, 2000. Any such proposal will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Peggy J. Newman

                              Peggy J. Newman
                              Corporate Secretary


Fredericksburg, Virginia
March 3, 2000

                                                                    Appendix A
                       VIRGINIA CAPITAL BANCSHARES, INC.
                        1999 STOCK-BASED INCENTIVE PLAN
                           (as amended and restated)

1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Award" means individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (d) "Bank" means Fredericksburg Savings Bank

     (e) "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" of the Holding Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j) "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l) "Effective Date" means June 25, 1999.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

          (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

          (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

    Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The
                                         -----------------------
Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (q) "Holding Company" means Virginia Capital Bancshares, Inc.

     (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of
Section 422 of the Code.

     (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

     (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (v) "Participant" means any person who holds an outstanding Award.

     (w) "Performance Award" means an Award granted to a Participant pursuant to
Section 9 of the Plan.

     (x) "Plan" means this Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan as amended and restated.

     (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

     (z) "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

     (aa) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

     (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.   ADMINISTRATION.
     --------------

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.   TYPES OF AWARDS.
     ---------------

     The following Awards may be granted under the Plan:

     (a)  Non-Statutory Stock Options.
     (b)  Incentive Stock Options.
     (c)  Stock Awards.

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 1,596,672. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 1,140,480. The maximum number of the shares reserved for Stock Awards is 456,192. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.   ELIGIBILITY.
     -----------

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price.  The Committee shall determine the Exercise Price of
         --------------
each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Terms of Non-Statutory Stock Options.  The Committee shall determine
         ------------------------------------
the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

     (c) Non-Transferability. Unless otherwise determined by the Committee in
         -------------------
accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the Fredericksburg Savings Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

     (d) Termination of Employment or Service (General).   Unless otherwise
         ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

     (e)  Termination of Employment or Service (Retirement).  Unless otherwise
          -------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement. Among the various options that could be available to the Committee in the event of a Participant's Retirement would be that: (i) upon the Participant's Retirement, the Committee could determine that all Non-Statutory Stock Options that were not exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus and shall remain exercisable for a period designated by the Committee from the date the Participant ceases to serve as a consultant or advisor or as a director, advisory director, or director emeritus of the Holding Company; or (ii) upon a Participant's Retirement, the Committee could determine that some or all Non-Statutory Stock Options held by a Participant as of the date of the Participant's Retirement shall immediately become exercisable and shall remain exercisable for a period designated by the Committee.

     (f) Termination of Employment or Service (Disability or death).  Unless
         ----------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

     (g) Termination of Employment or Service (Termination for Cause). Unless
         ------------------------------------------------------------
otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (h) Acceleration Upon a Change in Control.  In the event of a Change in
         -------------------------------------
Control all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Options regardless of termination of employment or service.

     (i) Payment.   Payment due to a Participant upon the exercise of a Non-
         -------
Statutory Stock Option shall be made in the form of shares of Common Stock.

     (j) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price.  The Committee shall determine the Exercise Price of
         --------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Amounts of Incentive Stock Options.  To the extent the aggregate Fair
         ----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c) Terms of Incentive Stock Options.  The Committee shall determine the
         --------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

     (d) Non-Transferability.  No Incentive Stock Option shall be transferable
         -------------------
except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e) Termination of Employment (General).  Unless otherwise determined by
         -----------------------------------
the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

     (f) Termination of Employment (Retirement).   Unless otherwise determined
         --------------------------------------
by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement. Among the various options that could be available to the Committee in the event of a Participant's Retirement would be that: (i) upon the Participant's Retirement, the Committee could determine that all Incentive Stock Options that were not otherwise exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus and shall be exercisable for a period designated by the Committee from the date the Participant ceases to serve as a consultant or advisor or director, advisory director or director emeritus of the Holding Company or an Affiliate; or (ii) upon a Participant's Retirement, the Committee could determine that some or all Incentive Stock Options held by a Participant as of the date of the Participant's Retirement shall immediately become exercisable and should remain exercisable for a period designated by the Committee. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's Retirement.

     (g) Termination of Employment (Disability or Death).   Unless otherwise
         -----------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

     (h) Termination of Employment (Termination for Cause).   Unless otherwise
         -------------------------------------------------
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i) Acceleration Upon a Change in Control.  In the event of a Change in
         -------------------------------------
Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Options regardless of termination of employment or service. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three
(3) months from the Participant's cessation of employment.

     (j) Payment.   Payment due to a Participant upon the exercise of an
         -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

     (k) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

     (l) Disqualifying Dispositions.  Each Award Agreement with respect to an
         --------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.     STOCK AWARDS.
       ------------

     The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Grants of the Stock Awards.   Stock Awards may only be made in whole
         --------------------------
shares of Common Stock.   Stock Awards may only be granted from shares reserved
under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b) Terms of the Stock Awards.  The Committee shall determine the dates on
         -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

     (c) Termination of Employment or Service (General).   Unless otherwise
         ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

     (d) Termination of Employment or Service (Retirement).  Unless otherwise
         -------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Among the various options that could be available to the Committee in the event of a Participant's Retirement would be that: (i) upon the Participant's Retirement, the Committee could determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus; or (ii) upon a Participant's Retirement, the Committee may determine that all unvested Stock Awards held by a Participant as of the date of the Participant's Retirement shall become fully vested as of his or her Retirement date.

     (e) Termination of Employment or Service (Disability or death).  Unless
         ----------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (f) Termination of Employment or Service (Termination for Cause).   Unless
         ------------------------------------------------------------
otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (g) Acceleration Upon a Change in Control.  In the event of a Change in
         -------------------------------------
Control all unvested Stock Awards held by a Participant shall immediately vest.

     (h) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

     (i) Issuance of Certificates.  Unless otherwise held in Trust and
         ------------------------
registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan, as amended and restated and Award Agreement entered into between the registered owner of such shares and Virginia Capital Bancshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Virginia Capital Bancshares, Inc. located at 400 George Street, Fredericksburg, VA 22404

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

     (j) Non-Transferability.  Except to the extent permitted by the Code, the
         -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

          (iii)  If a recipient of a Stock Award is subject to the provisions of
                 Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (k) Accrual of Dividends.  To the extent Stock Awards are held in Trust and
         --------------------
registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (l) Voting of Stock Awards.  After a Stock Award has been granted but for
         ----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (m) Payment.   Payment due to a Participant upon the redemption of a Stock
         -------
Award shall be made in the form of shares of Common Stock.

9.   PERFORMANCE AWARDS.
     ------------------

     (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions during a year but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

     (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

     (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award have been achieved.

10.  DEFERRED PAYMENTS.
     -----------------

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.


11.  METHOD OF EXERCISE OF OPTIONS.
     -----------------------------

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.  RIGHTS OF PARTICIPANTS.
     ----------------------

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

15.  TAXES.
     -----

     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

     (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.  NOTIFICATION UNDER SECTION 83(b).
     --------------------------------

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.  AMENDMENT OF THE PLAN AND AWARDS.
     --------------------------------

     (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

     (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

          (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

          (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

     (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

18.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Board of Directors approved and adopted the Plan with an effective date of June 25, 1999. All amendments to the Plan are effective upon approval by the Board of Directors, subject to shareholder ratification when specifically required under the Plan or applicable federal or state statutes, rules or regulations. The failure to obtain shareholder ratification for such purposes will not affect the validity or other provisions of the Plan and any Awards made under the Plan.

19.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards (is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the Commonwealth of Virginia to the extent not pre-empted by applicable federal law.

21.  TREATMENT OF AWARDS UPON A CHANGE IN CONTROL.
     --------------------------------------------

     In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

     (a) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan; or

     (b) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Award granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or

     (c) Replace the Awards with an immediate cash payment of equivalent value.

22.  COMPLIANCE WITH OFFICE OF THRIFT SUPERVISION REGULATIONS.
     --------------------------------------------------------

      Notwithstanding any other provision contained in this Plan:

     (a) No Option or Stock Award granted prior to December 23, 1999 shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability; and provided, further, that Awards shall vest or become exercisable or the Committee may, in accordance with applicable provisions of the Plan, as amended, determine to modify the terms of any Award after December 23, 1999, to provide for the acceleration of vesting or the exercisability of such Award, including a modification or amendment to provide that such Award shall become fully vested or immediately exercisable in the event of a Change in Control.

     (b) No Option or Stock Award granted to any individual Employee prior to December 23, 1999 may exceed 25% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan;

     (c) No Option or Stock Award granted to any individual Outside Director prior to December 23, 1999 may exceed 5% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan; and

     (d) The aggregate amount of Option or Stock Award granted to all Outside Directors prior to December 23, 1999 may not exceed 30% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan.

                                REVOCABLE PROXY
                       VIRGINIA CAPITAL BANCSHARES, INC.
                        ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 7, 2000
                            10:00 a.m. Eastern Time
                        _______________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of Virginia Capital Bancshares, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 7, 2000, at 10:00 a.m. Eastern Time, at the Central Park Hotel (formally the Sheraton Inn), 2801 Plank Road (I-95 and Route
3), Fredericksburg, Virginia and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

          O'Conor Ashby, Samuel C. Harding, Jr. and Charles S. Rowe

                                                   FOR ALL
          FOR            VOTE WITHHELD             EXCEPT

          [ ]                 [ ]                    [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

     2. The ratification of the amendments to the Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan.

          FOR                 AGAINST              ABSTAIN

           [ ]                 [ ]                    [ ]

     3. The ratification of the appointment of KPMG LLP as independent auditors of Virginia Capital Bancshares, Inc. for the fiscal year ending December 31, 2000.

          FOR                 AGAINST              ABSTAIN

           [ ]                 [ ]                    [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.


     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.



                                    Dated:___________________________



                                    ________________________________
                                    SIGNATURE OF SHAREHOLDER



                                    ________________________________
                                    SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 3, 2000 and of the Annual Report to Shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         _____________________________

           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.